SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003

                       CITIZENS SOUTH BANKING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   0-23971                     54-2069979
(State or Other Jurisdiction    (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)

    245 West Main Avenue, Gastonia, North Carolina                  28053
       (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: 704-868-5200

                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1 through 6 and 8: Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      Exhibits.

      The following Exhibit is furnished as part of this report:

99.1: Text of written presentation Citizens South Banking Corporation intends to make available to interested analysts on July 29, 2003, which includes, among other things, a review of results and trends through the period ended June 30, 2003.

Item 9. Regulation FD Disclosure

Citizens South Banking Corporation presented to interested analysts its written investor presentation material, which includes among other things, a review of financial results and trends through the period ended June 30, 2003.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CITIZENS SOUTH BANKING CORPORATION


DATE: July 28, 2003                    By: /s/ Kim S. Price
                                           -------------------------------------
                                           Kim S. Price
                                           President and Chief Executive Officer


                                       By: /s/ Gary F. Hoskins
                                           -------------------------------------
                                           Gary F. Hoskins
                                           Chief Financial Officer